SUPPLEMENT TO THE PROSPECTUS &
                    STATEMENT OF ADDITIONAL INFORMATION (SAI)
                                       OF
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I. The table under the section entitled "How To Buy Shares" in each Evergreen Funds' prospectus is supplemented as follows:

         Systematic Investment Plan (SIP)+
+ Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen Funds for employees of First Union Corporation (First Union) and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen Funds for employees of First Union when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with First Union Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

September 5, 2000

II. Effective March 1, 2001, the section describing Class B shares under the heading "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" in each Fund's prospectus is revised to reflect that the dealer allowance is changed to 5.00%. There will be no change to the maximum deferred sales charge schedule and the 12b-1 fees.

March 1, 2001

III. Evergreen Diversified Bond Fund, Evergreen U.S. Government Fund and Evergreen Quality Income Fund (the "Funds")

         Effective June 22, 2001, the section of the prospectus entitled "INVESTMENT STRATEGY" for Evergreen U.S. Government Fund is replaced by the following:

         The Fund will invest at least 65% of its total assets in debt instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMO's) issued by U.S. government agencies, including but not limited to Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Government National Mortgage Association ("Ginnie Mae"). The Fund also may invest up to 35% of its total assets in non-Government agency issued CMO's, mortgage-backed securities, asset-backed securities, commercial paper, and corporate bonds and notes, that are rated investment grade and above by a nationally recognized statistical rating organization (NRSRO) or, if non-rated, are considered to be of comparable quality by the portfolio manager. The Fund's portfolio manager evaluates the strength of each particular issue, taking into account the structure of the issue and its credit support. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Any transactions in dollar rolls which exceed 5% of the Fund's total assets will be "covered." This means that the dollar roll position will be offset by a cash or cash equivalent position.

         Effective June 22, 2001, the section of the prospectus entitled "INVESTMENT STRATEGY" for Evergreen Diversified Bond Fund and Evergreen Quality Income Fund is revised to add the following:

         The Fund may invest in mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMO's). The Fund may also engage in dollar roll transactions, which allows the Fund to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Any transactions in dollar rolls which exceed 5% of the Fund's total assets will be "covered." This means that the dollar roll position will be offset by a cash or cash equivalent position.

         In addition, the section entitled "RISK FACTORS" for each of the Funds is supplemented to include the following paragraph:

         In addition, the Fund may also be subject to the risks associated with investing in mortgage-backed and other asset-backed securities.
         Asset-backed securities are created by the grouping of certain government-related loan, automobile and credit card receivables and other lender assets, such as mortgages, into pools. Interests in these pools are sold as individual securities. Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal. Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. The risks associated with dollar rolls are market risk, since the price of the mortgage-backed securities could drop lower than the agreed upon repurchase price during the roll period, and credit risk, since the counter-party to the transaction is a dealer who could fail to deliver the security.

         In addition, the "Other Securities and Practices" section on page 1-3 of the Funds' SAI is revised to state "applicable to Diversified Bond Fund, Quality Income Fund and U.S. Government Fund" next to DOLLAR ROLLS. This section is also revised to include "COVERED DOLLAR ROLLS (applicable to Diversified Bond Fund, Quality Income Fund and U.S. Government Fund)." This section is also revised to eliminate "applicable only to Quality Income Fund" next to PREMIUM SECURITIES. All the Funds can invest in Premium Securities.

         In addition, the "Additional Information on Securities and Investment Practices" section on page 2-3 of the Funds' SAI is revised to include the following immediately after the description of "Dollar Roll Transactions":

         Covered Dollar Roll Transactions

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

June 22, 2001                                                        558274 6/01